LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS




	Know all by these present that each of the undersigned hereby makes,

constitutes and appoints James J. Connors, II, Howard A. Matlin and
Rosanna
T. Leone, and each of them, with full power of substitution and resubstitution, as such undersigned's true and lawful attorneys-in-fact,

with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:

(1)	executed
and
deliver for and on behalf of the undersigned (i) any and all Forms 3, 4 and
5 relating to Endo Pharmaceuticals Holdings Inc., a Delaware corporation
(the "Company") and required to be filed in accordance with
Section 16(a)
of the Securities Exchange Act of 1934, as amended (the
"Exchange Act") and
the rules thereunder and (ii) any and all schedules relating to the company required to be filed in accordance with Section
13(d) of the Exchange Act
and the rules thereunder (together, the "Forms and Schedules"), in the undersigned's capacity as the trustee of the Frank T. Nickell IRA, and in and all other capacities pursuant to which such Forms and Schedules may be required to be filed by the undersigned;


(2)	do and perform any and
all acts and on behalf of the
undersigned which may be necessary or
desirable to complete and execute
any such Forms and timely file such Forms and Schedules with the United
States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action
of any type
whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned
acknowledges
that:

(1)	this Power of Attorney authorizes, but does not
require,
such attorney-in-fact to act in their discretion on information provided to such attorney-in-fact without independent verification of such information;

(2)	any documents prepared and/or executed by such

attorney-in-fact on behalf of the undersigned pursuant to this Power of

Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

(3)	neither the Company nor such

attorney-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and



(4)	this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the
Exchange Act, including without limitation the reporting requirements under
Section 16 of the Exchange Act.

	The undersigned hereby
gives and
grants the foregoing attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that such attorney-in-fact of, for an on behalf of he undersigned, shall lawfully do or cause to be done by virtue of this
Limited Power of Attorney.

	This Power of Attorney shall
remain in
full force and effect until revoked by the undersigned in a signed writing delivered to such attorney-in-fact.


IN WITNESS
WHEREOF, the
undersigned has caused this Power of Attorney to be executed as of this
23rd day of November, 2005.

FRANK T. NICKELL
IRA

BANK
OF AMERICA


By:	/s/ Jane C. Comery
	Senior
Vice President




/s/ Frank T. Nickell
Frank T. Nickell




STATE OF
CONNECTICUT

COUNTY OF NEW HAVEN




	On this 23rd day of
November, 2005, that Jane C. Comery is an authorized officer of Bank of
America and he/she personally appeared
before me, and acknowledged that
he/she executed the foregoing instrument for the purposes therein contained.

	IN WITNESS WHEREOF, I have
hereunto set my hand and
official seal.




/s/ Linda H. Andrew

				Notary Public

						  Linda H. Andrew

				NOTARY PUBLIC

						  My Commission Expires May 31, 2007



STATE OF NEW YORK


COUNTY OF NEW YORK


	On this
8th day of November, 2005,
[Frank T. Nickell] personally appeared before me, and acknowledged that s/he executed the foregoing instrument for the purposes therein contained.


	IN WITNESS WHEREOF, I have hereunto
set my hand and official seal.



						 /s/ Janet E.
Bickelhaupt
				Notary Public


						  Janet E.
Bickelhaupt
						  Notary Public, State of New
York
						  No.
31-4953453
				Qualified in New York County
				My
Commission
Expires: 	1/10/07